UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

ATHLON HOLDINGS LP

ATHLON FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-195506	45-2817212
Delaware	333-195506-2	46-2465554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 984-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed, Athlon Energy Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of September 27, 2014, and amended as of November 3, 2014 (the “Merger Agreement”), with Encana Corporation, a Canadian corporation (“Parent”), and Alenco Acquisition Company Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Purchaser”). In accordance with the terms of the Merger Agreement, on October 10, 2014, Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $58.50 per Share, net to the seller in cash, without interest, less any applicable withholding taxes (the “Offer Price”).

The Offer expired at 12:00 midnight, New York City time, on Wednesday, November 12, 2014 (one minute after 11:59 P.M., New York City time, on Wednesday, November 12, 2014) (the “Expiration Date”). Following the expiration of the Offer, Computershare Trust Company, N.A., the depositary for the Offer, advised Parent and Purchaser that, as of the Expiration Date, a total of 88,025,770 Shares had been validly tendered and not withdrawn pursuant to the Offer, which tendered Shares represent approximately 86.9% of the outstanding Shares on a fully diluted basis and that it had received Notices of Guaranteed Delivery with respect to 4,487,330 Shares, representing approximately 4.4% of the outstanding Shares on a fully diluted basis. As a result, Purchaser accepted for payment (such time of acceptance for payment, the “Acceptance Time”) all such Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the Expiration Date, and payment for such Shares has been made to the depositary, which will act as agent for tendering stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Concurrently with the effective time of the Merger (the “Effective Time”), all indebtedness, liabilities and other obligations of Athlon Holdings LP (“Holdings”), a subsidiary of the Company, and the guarantors under the Amended and Restated Credit Agreement, dated as of March 19, 2013, among Holdings, the lenders from time to time party thereto (the “Existing Lenders”) and Bank of America, N.A., as administrative agent and collateral agent for the Existing Lenders, were repaid in full and all commitments thereunder were terminated.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 2, 2014, as amended by the Amendment to Agreement and Plan of Merger included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 7, 2014, which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrants.

As described in the Introductory Note above, at the Acceptance Time, Purchaser accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Date. As a result of the acceptance of such Shares, a change in control of the Company has occurred. Each of the Registrants is a subsidiary of the Company.

As described above, the Merger was completed on November 13, 2014. The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger. At the Effective Time, each Share then outstanding (other than Shares that are held by any stockholders who are entitled to and who properly demanded appraisal in connection with the Merger) was converted into the right to receive the Offer Price, without interest, less any applicable withholding taxes.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $5.9 billion, without giving effect to related transaction fees and expenses. Purchaser had sufficient funds to purchase all Shares validly tendered in the Offer and not withdrawn, and to pay for the acquisition of the remaining Shares in the Merger. Purchaser funded the payment from its available cash on hand.

The information contained in the Introductory Note and in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, the members of the Board of Supervisors of Athlon Holdings LP and the members of the Board of Directors of Athlon Finance Corp. resigned, and immediately following the Effective Time the directors of Purchaser, which consisted of Sherri A. Brillon, David G. Hill, Andrew L. Rogers and Renee E. Zemljak, were elected as members of the Board of Supervisors of Athlon Holdings LP and members of the Board of Directors of Athlon Finance Corp., each to hold office until their respective successors are duly elected or appointed and qualified or until their earlier respective deaths, resignations or removals from office.

Information about Sherri A. Brillon, David G. Hill, Andrew L. Rogers and Renee E. Zemljak is contained in the Offer to Purchase (the “Offer to Purchase”) dated October 10, 2014, filed by Parent and Purchaser as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on October 10, 2014, as subsequently amended, which information is incorporated herein by reference.

Immediately after the Effective Time, the principal executive, financial, accounting and operating officers of the Registrants were voluntarily terminated, and the following officers were appointed, each to hold office until their respective successors are duly appointed or until their earlier respective deaths, resignations or removals from office:

Name	Office
Sherri A. Brillon	President & Chief Executive Officer
David G. Hill	Vice-President
Arthur R. Frederick	Vice-President
Andrew L. Rogers	Vice-President
Christopher L. Valdez	Vice-President
Cyrus D. Marter lV	Vice-President, Legal
Stephen E. Dyck	Vice-President, Comptroller
Trang N. (Maggie) Dinh-Phung	Assistant Comptroller & Chief Financial Officer
Corey D. Code	Treasurer
Jeffrey G. Paulson	Secretary
M. Scott Regan	Assistant Secretary

Information about certain of the foregoing officers, including the principal executive, financial, accounting and operating officers of the Registrants, is contained in the Offer to Purchase, which information is incorporated herein by reference.

The information contained in the Introductory Note is incorporated herein by reference.

Item 8.01. Other Events.

On November 13, 2014, Parent issued a press release announcing the expiration and results of the Offer and the expected consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 2, 2014).

2.2	Amendment to Agreement and Plan of Merger, dated as of November 3, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 7, 2014).

99.1	Press Release issued by Encana Corporation, dated November 13, 2014 (incorporated by reference to Exhibit (a)(5)(xv) to the Schedule TO filed by Encana Corporation and Alenco Acquisition Company Inc. with the Securities and Exchange Commission on November 13, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014

ATHLON HOLDINGS LP
ATHLON FINANCE CORP.

By:	/s/ Andrew L. Rogers
Name: Andrew L. Rogers
Title: Vice-President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 2, 2014).

2.2	Amendment to Agreement and Plan of Merger, dated as of November 3, 2014, by and among Encana Corporation, Alenco Acquisition Company Inc. and Athlon Energy Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 7, 2014).

99.1	Press Release issued by Encana Corporation, dated November 13, 2014 (incorporated by reference to Exhibit (a)(5)(xv) to the Schedule TO filed by Encana Corporation and Alenco Acquisition Company Inc. with the Securities and Exchange Commission on November 13, 2014).

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